UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2026

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On June 19, 2026, the Company’s Board of Directors (the “Board”) appointed Steven N. Gordon, Esq. as the Company’s Chief Operating and Administrative Officer. Mr. Gordon is an entrepreneur, investor and business executive with significant experience in corporate finance, operations, strategic development and capital formation in the biotechnology sector. Mr. Gordon has been actively involved in the Company’s financing, restructuring and strategic initiatives and has served as the Company’s EVP, Business Affairs since January 2026.

Effective June 19, 2026, the Board also appointed K. Harold Fletcher, Esq. as the Company’s Chief Legal and Strategy Officer and Corporate Secretary. Mr. Fletcher has substantial experience in corporate governance, securities law, strategic transactions, financings, healthcare compliance and public company matters. Prior to his appointment, Mr. Fletcher served as the Company’s EVP, Legal and Strategy since January 2026 and previously served as the Company’s General Counsel, Chief Compliance Officer and Assistant Corporate Secretary.

There are no family relationships between either Mr. Gordon or Mr. Fletcher and any director or executive officer of the Company. There are no arrangements or understandings between either officer and any other person pursuant to which such officer was appointed, other than arrangements with the Company. Any compensation arrangements for Mr. Gordon and Mr. Fletcher will be disclosed, if required, in subsequent filings.

Election of Director

Effective June 19, 2026, the Board appointed Mr. Gordon as a member of the Board. Mr. Gordon will serve as a director until his successor is duly elected and qualified or until his earlier resignation, death or removal.

There are no arrangements or understandings between Mr. Gordon and any other person pursuant to which he was appointed as a director, other than arrangements with the Company. There are no transactions involving Mr. Gordon requiring disclosure under Item 404(a) of Regulation S-K, except as may be disclosed in subsequent filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.
Dated: June 25, 2026
	By:	/s/ Robert J. Hariri
	Name:	Robert J. Hariri, MD, PhD
	Title:	Chairman and Chief Executive Officer